UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BIOCRYST PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V71552-P29568  BIOCRYST PHARMACEUTICALS, INC. C/O EQUINITI TRUST COMPANY, LLC 48 WALL STREET, 23RD FLOOR  NEW YORK, NY 10005  BIOCRYST PHARMACEUTICALS, INC.  2025 Annual Meeting  Vote by June 11, 2025  11:59 PM EDT  You invested in BIOCRYST PHARMACEUTICALS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 12, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free  paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  June 12, 2025  10:00 a.m. Eastern Daylight Time  BioCryst Corporate Headquarters 4505 Emperor Blvd.  Suite 200  Durham, North Carolina 27703

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.ProxyVote.com or request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.”  V71553-P29568  1. Election of Directors (each to serve until the 2028 Annual Meeting of Stockholders)  For  Nominees:  Steven Galson, MD, MPH  Alan Levin  2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2025.  For  3. To hold a non-binding, advisory vote regarding executive compensation.  For  4. To approve an amended and restated Stock Incentive Plan, increasing the number of shares available for issuance under the Stock Incentive Plan.  For  5. To transact such other business as may properly come before the meeting or any adjournment thereof.  NOTE: UNLESS OTHERWISE SPECIFIED, VALID PROXIES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, SUBJECT TO COMPLIANCE WITH RULE 14A-4(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  Voting Items  Board Recommends